Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:
Mark C. Layton	Todd Fromer / Garth Russell
Chief Executive Officer	Investor Relations
or Thomas J. Madden	KCSA Strategic Communications
Chief Financial Officer	(212) 896-1215 / (212) 896-1250
(972) 881-2900	tfromer@kcsa.com / grussell@kcsa.com
PFSweb Reports 40% Service Fee Revenue Growth in Third Quarter of 2011 Compared to Prior Year
—
PLANO, Texas, November 10, 2011 — PFSweb, Inc. (Nasdaq: PFSW), an international provider of end-to-end web commerce solutions, today announced its financial results for the third quarter and nine months ended September 30, 2011.
“This is an exciting time for PFSweb as our Service Fee business growth continues to exceed our own expectations and we expand our business globally. Overall, our consolidated revenue growth for the third quarter was driven by a 40% increase in service fee revenue, which is attributable to new client programs launched during the year and organic growth of existing client programs. In order to support this ongoing expansion as well as future growth, we continue to make incremental investments in personnel, facilities, sales and marketing and technology infrastructure,” stated Mark Layton, Chairman and Chief Executive Officer of PFSweb.
“During the third quarter, we added several new End2End eCommerce programs from a diverse group of manufacturers, including Salomon and Clarins Group. These and other new client programs implemented this year, coupled with existing client activity, are expected to drive continued strong service fee revenue growth and have put us on track to significantly exceed our previously targeted 20% increase in service fee revenue for the year. This anticipated increase in revenue is expected to be partially offset by higher costs from our expansion efforts. Overall, we are reiterating our targeted adjusted EBITDA of between $6.0 million and $7.0 million for CY2011,” continued Mr. Layton.
Summary of consolidated results for the third quarter ended September 30, 2011:
•	Total revenue increased 11% to $70.9 million for the third quarter of 2011 compared, to $63.6 million for third quarter of 2010;

•	Service Fee revenue increased 40% to $22.9 million, compared with $16.4 million for the same period in 2010;

•	Adjusted EBITDA (as defined) was $0.7 million for the third quarter of 2011 compared to $1.1 million for the same period in 2010.

•	Net loss was $1.8 million, or $0.14 per basic and diluted share, compared to net loss of $1.9 million, or $0.16 per basic and diluted share, for the third quarter of 2010. Net loss for the third quarter of 2011 included approximately $0.3 million of relocation related costs. Net loss for the third quarter of 2011 also included $20,000 of net income from discontinued operations related to eCOST.com, compared to a $0.3 million net loss from discontinued operations related to eCOST.com for the same period last year;

•	Non-GAAP net loss (as defined) was $1.5 million, or $0.12 per basic and diluted share for the quarter ended September 30, 2011 compared to a Non-GAAP net loss $0.7 million, or $0.06 per basic and diluted share for the quarter ended September 30, 2010;

•	Total cash, cash equivalents and restricted cash was $20.0 million as of September 30, 2011 compared to $20.3 million as of December 31, 2010.
Summary of consolidated results for the nine months ended September 30, 2011:
•	Total reported revenue increased 7% to $211.3 million, compared to $198.2 million for the nine months ended September 30, 2010;

•	Service Fee revenue increased 28% to $62.8 million, compared with $48.9 million for the nine months ended September 30, 2010;

•	Adjusted EBITDA (as defined) was $2.2 million compared to $3.0 million for the nine months ended September 30, 2010;

•	Net loss was $5.3 million, or $0.43 per basic and diluted share, compared to net loss of $4.6 million or $0.42 per basic and diluted share, for the nine months ended September 30, 2010. Net loss for the first nine months of 2011 included approximately $0.3 million of relocation related costs. Net loss for the first nine months of 2011 also included a $0.6 million net loss from discontinued operations related to eCOST.com compared to a $0.8 million net loss from discontinued operations related to eCOST.com in the same period last year;

•	Non-GAAP net loss was $3.7 million, or $0.30 per basic and diluted share, compared to a non-GAAP net loss of $2.6 million, or $0.24 per basic and diluted share, for the nine months ended September 30, 2010.
“As we look to the future, we see the potential for many new partnerships on the horizon with renowned brands across the world. These brands are realizing the need for an expanded online presence to meet their customers’ ever changing shopping behavior. As we continue to prove the value of our End2End e-commerce solution, we have built awareness for our customizable solutions among leading brands in the consumer packaged goods (CPG), fashion and health and beauty industries,” concluded Mr. Layton.
Conference Call Information
Management will host a conference call at 11:00 am Eastern Time (10:00 am Central Time) on Thursday, November 10, 2011, to discuss the latest corporate developments and results. To listen to the call, please dial (888) 562-3356 and enter the pin number 24695850 at least five minutes before the scheduled start time. Investors can also access the call in a “listen only” mode via the Internet at the Company’s website, www.pfsweb.com. Please allow extra time prior to the call to visit the site and download any necessary audio software.
A digital replay of the conference call will be available through December 10, 2011 at (855) 859-2056, pin number 24695850. The replay also will be available at the Company’s website for a limited time.

Non-GAAP Financial Measures
This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA.
Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, income (loss) from discontinued operations and executive disability benefits.
EBITDA represents earnings (or losses) before income (loss) from discontinued operations, interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation, executive disability benefits and certain relocation related costs.
Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, income (loss) from discontinued operations and executive disability benefits and EBITDA and Adjusted EBITDA further eliminate the effect of financing, income taxes, the accounting effects of capital spending and certain relocation related costs, which items may vary from different companies for reasons unrelated to overall operating performance.
PFSweb believes these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.
About PFSweb, Inc.
Iconic brands engage PFSweb to enable their eCommerce initiatives. PFSweb’s End2End eCommerce® solution includes interactive marketing services, robust eCommerce technology, global fulfillment and logistics, high-touch customer care, financial services, and order management. PFSweb’s eCommerce solutions provide international reach and expertise in both direct-to-consumer and business-to-business initiatives, supporting organizations across multiple industries including Procter & Gamble, LEGO, Carter’s, Lucky Brand Jeans, kate spade new york, Juicy Couture, AAFES, Riverbed, Ricoh, Hawker Beechcraft Corp, Roots Canada Ltd., and Xerox. PFSweb is headquartered in Plano, TX with additional locations in Tennessee, Mississippi, Canada, Belgium, and the Philippines.
To find out more about PFSweb, Inc. (NASDAQ: PFSW), visit the company’s website at http://www.pfsweb.com.
The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the three months and six months ended June 30, 2011 identify certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual and Quarterly Reports and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.
(Tables Follow)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations (A)
(In Thousands, Except Per Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
REVENUES:
Product revenue, net	$37,923	$39,316	$122,005	$128,592
Service fee revenue	22,949	16,402	62,819	48,948
Pass-thru revenue	9,999	7,842	26,444	20,662

Total revenues	70,871	63,560	211,268	198,202

COSTS OF REVENUES:
Cost of product revenue	35,304	36,392	113,181	119,377
Cost of service fee revenue	17,663	11,981	47,241	35,422
Cost of pass-thru revenue	9,999	7,842	26,444	20,662

Total costs of revenues	62,966	56,215	186,866	175,461

Gross profit	7,905	7,345	24,402	22,741
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	9,385	8,605	28,103	25,591

Loss from operations	(1,480)	(1,260)	(3,701)	(2,850)
INTEREST EXPENSE, NET	308	250	769	738

Loss before income taxes	(1,788)	(1,510)	(4,470)	(3,588)
INCOME TAX PROVISION	57	73	287	253

LOSS FROM CONTINUING OPERATIONS	(1,845)	(1,583)	(4,757)	(3,841)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	20	(337)	(569)	(783)

NET LOSS	$(1,825)	$(1,920)	$(5,326)	$(4,624)

NON-GAAP LOSS	$(1,499)	$(708)	$(3,702)	$(2,608)

NET LOSS PER SHARE:
Basic and Diluted	$(0.14)	$(0.16)	$(0.43)	$(0.42)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic and Diluted	12,688	12,237	12,509	10,998

EBITDA	$57	$199	$874	$1,743

ADJUSTED EBITDA	$707	$1,074	$2,233	$2,976

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2010.

PFSweb, Inc. and Subsidiaries
Reconciliation of certain Non-GAAP Items to GAAP
(In Thousands, Except Per Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
NET LOSS	$(1,825)	$(1,920)	$(5,326)	$(4,624)
(Income) loss from discontinued operations, net of tax	(20)	337	569	783
Income tax expense	57	73	287	253
Interest expense	308	250	769	738
Depreciation and amortization	1,537	1,459	4,575	4,593

EBITDA	$57	$199	$874	$1,743
Stock-based compensation	346	225	1,055	583
Executive disability benefits	—	650	—	650
Relocation related costs	304	—	304	—

ADJUSTED EBITDA	$707	$1,074	$2,233	$2,976

	Three Months Ended		Three Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
NET LOSS	$(1,825)	$(1,920)	$(5,326)	$(4,624)
(Income) loss from discontinued operations, net of tax	(20)	337	569	783
Stock-based compensation	346	225	1,055	583
Executive disability benefits	—	650	—	650

NON-GAAP LOSS	$(1,499)	$(708)	$(3,702)	$(2,608)

NET LOSS PER SHARE:
Basic and Diluted	$(0.14)	$(0.16)	$(0.43)	$(0.42)

NON-GAAP LOSS Per Share:
Basic and Diluted	$(0.12)	$(0.06)	$(0.30)	$(0.24)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidated Balance Sheets
(In Thousands, Except Share Data)

	September 30,	December 31,
	2011	2010
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$19,538	$18,430
Restricted cash	468	1,853
Accounts receivable, net of allowance for doubtful accounts of $670 and $754 at September 30, 2011 and December 31, 2010, respectively	38,906	41,438
Inventories, net of reserves of $1,453 and $1,561 at September 30, 2011 and December 31, 2010, respectively	41,292	35,161
Assets of discontinued operations	—	2,776
Other receivables	11,034	14,539
Prepaid expenses and other current assets	4,710	3,580

Total current assets	115,948	117,777

PROPERTY AND EQUIPMENT, net	13,059	9,124
ASSETS OF DISCONTINUED OPERATIONS	—	1,126
OTHER ASSETS	2,200	2,203

Total assets	131,207	130,230

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$18,259	$18,320
Trade accounts payable	55,007	55,692
Deferred revenue	6,481	5,254
Accrued expenses	17,987	15,870

Total current liabilities	97,734	95,136

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	1,806	2,136
OTHER LIABILITIES	4,410	3,608

Total liabilities	103,950	100,880

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 12,782,712 and 12,255,064 shares issued at September 30, 2011 and December 31, 2010, respectively; and 12,764,351 and 12,236,703 outstanding as of September 30, 2011 and December 31, 2010, respectively	13	12
Additional paid-in capital	104,298	101,229
Accumulated deficit	(78,658)	(73,332)
Accumulated other comprehensive income	1,689	1,526
Treasury stock at cost, 18,361 shares	(85)	(85)

Total shareholders’ equity	27,257	29,350

Total liabilities and shareholders’ equity	$131,207	$130,230

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Three Months Ended September 30, 2011
(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$37,923	$—	$—	$37,923
Service fee revenue	22,949	—	—	—	22,949
Service fee revenue — affiliate	1,518	—	—	(1,518)	—
Pass-thru revenue	9,999	—	—	—	9,999

Total revenues	34,466	37,923	—	(1,518)	70,871

COSTS OF REVENUES:
Cost of product revenue	—	35,304	—	—	35,304
Cost of service fee revenue	18,204	—	—	(541)	17,663
Cost of pass-thru revenue	9,999	—	—	—	9,999

Total costs of revenues	28,203	35,304	—	(541)	62,966

Gross profit	6,263	2,619	—	(977)	7,905
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	8,398	1,964	—	(977)	9,385

Income (loss) from operations	(2,135)	655	—	—	(1,480)
INTEREST EXPENSE (INCOME), NET	(30)	338	—	—	308

Income (loss) before income taxes	(2,105)	317	—	—	(1,788)
INCOME TAX PROVISION (BENEFIT)	(74)	131	—	—	57

INCOME (LOSS) FROM CONTINUING OPERATIONS	(2,031)	186	—	—	(1,845)
INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	20		20

NET INCOME (LOSS)	$(2,031)	$186	$20	$—	$(1,825)

NON-GAAP NET INCOME (LOSS)	$(1,685)	$186	$—	$—	$(1,499)

EBITDA	$(606)	$663	$—	$—	$57

ADJUSTED EBITDA	$44	$663	$—	$—	$707

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(2,031)	$186	$20	$—	(1,825)
Income from discontinued operations, net of tax	—	—	(20)	—	(20)
Income tax expense (benefit)	(74)	131	—	—	57
Interest expense (income)	(30)	338	—	—	308
Depreciation and amortization	1,529	8	—	—	1,537

EBITDA	$(606)	$663	$—	$—	$57
Stock-based compensation	346	—	—	—	346
Relocation related costs	304				304

ADJUSTED EBITDA	$44	$663	$—	$—	$707

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(2,031)	$186	$20	$—	$(1,825)
Income from discontinued operations, net of tax	—	—	(20)	—	(20)
Stock-based compensation	346	—	—	—	346

NON-GAAP NET INCOME (LOSS)	$(1,685)	$186	$—	$—	$(1,499)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Nine Months Ended September 30, 2011
(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$122,005	$—	$—	$122,005
Service fee revenue	62,819	—	—	—	62,819
Service fee revenue — affiliate	4,769	—	—	(4,769)	—
Pass—thru revenue	26,446	—	—	(2)	26,444

Total revenues	94,034	122,005	—	(4,771)	211,268

COSTS OF REVENUES:
Cost of product revenue	—	113,181	—	—	113,181
Cost of service fee revenue	48,904	—	—	(1,663)	47,241
Cost of pass-thru revenue	26,446	—	—	(2)	26,444

Total costs of revenues	75,350	113,181	—	(1,665)	186,866

Gross profit	18,684	8,824	—	(3,106)	24,402
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	24,974	6,235	—	(3,106)	28,103

Income (loss) from operations	(6,290)	2,589	—	—	(3,701)
INTEREST EXPENSE (INCOME), NET	(146)	915	—	—	769

Income (loss) before income taxes	(6,144)	1,674	—	—	(4,470)
INCOME TAX PROVISION (BENEFIT)	(350)	637	—	—	287

INCOME (LOSS) FROM CONTINUING OPERATIONS	(5,794)	1,037	—	—	(4,757)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(569)		(569)

NET INCOME (LOSS)	$(5,794)	$1,037	$(569)	$—	$(5,326)

NON-GAAP NET INCOME (LOSS)	$(4,739)	$1,037	$—	$—	$(3,702)

EBITDA	$(1,737)	$2,611	$—	$—	$874

ADJUSTED EBITDA	$(378)	$2,611	$—	$—	$2,233

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(5,794)	$1,037	$(569)	$—	(5,326)
Loss from discontinued operations, net of tax	—	—	569	—	569
Income tax expense (benefit)	(350)	637	—	—	287
Interest expense (income)	(146)	915	—	—	769
Depreciation and amortization	4,553	22	—	—	4,575

EBITDA	$(1,737)	$2,611	$—	$—	$874
Stock-based compensation	1,055	—	—	—	1,055
Relocation related costs	304				304

ADJUSTED EBITDA	$(378)	$2,611	$—	$—	$2,233

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(5,794)	$1,037	$(569)	$—	$(5,326)
Loss from discontinued operations, net of tax	—	—	569	—	569
Stock-based compensation	1,055	—	—	—	1,055

NON-GAAP NET INCOME (LOSS)	$(4,739)	$1,037	$—	$—	$(3,702)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Three Months Ended September 30, 2010
(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$39,316	$—	$—	$39,316
Service fee revenue	16,402	—	—	—	16,402
Service fee revenue — affiliate	1,484	—	—	(1,484)	—
Pass-thru revenue	7,843	—	—	(1)	7,842

Total revenues	25,729	39,316	—	(1,485)	63,560

COSTS OF REVENUES:
Cost of product revenue	—	36,392	—	—	36,392
Cost of service fee revenue	12,543	—	—	(562)	11,981
Cost of pass-thru revenue	7,843	—	—	(1)	7,842

Total costs of revenues	20,386	36,392	—	(563)	56,215

Gross profit	5,343	2,924	—	(922)	7,345
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	7,556	1,971	—	(922)	8,605

Income (loss) from operations	(2,213)	953	—	—	(1,260)
INTEREST EXPENSE (INCOME), NET	(63)	313	—	—	250

Income (loss) before income taxes	(2,150)	640	—	—	(1,510)
INCOME TAX PROVISION (BENEFIT)	(134)	207	—	—	73

INCOME (LOSS) FROM CONTINUING OPERATIONS	(2,016)	433	—	—	(1,583)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(337)		(337)

NET INCOME (LOSS)	$(2,016)	$433	$(337)	$—	$(1,920)

NON-GAAP NET INCOME (LOSS)	$(1,141)	$433	$—	$—	$(708)

EBITDA	$(761)	$960	$—	$—	$199

ADJUSTED EBITDA	$114	$960	$—	$—	$1,074

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(2,016)	$433	$(337)	$—	(1,920)
Loss from discontinued operations, net of tax	—	—	337	—	337
Income tax expense (benefit)	(134)	207	—	—	73
Interest expense (income)	(63)	313	—	—	250
Depreciation and amortization	1,452	7	—	—	1,459

EBITDA	$(761)	$960	$—	$—	$199
Stock-based compensation	225	—	—	—	225
Executive disability benefit	650				650

ADJUSTED EBITDA	$114	$960	$—	$—	$1,074

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(2,016)	$433	$(337)	$—	$(1,920)
Loss from discontinued operations, net of tax	—	—	337	—	337
Stock-based compensation	225	—	—	—	225
Executive disability benefit	650	—	—	—	650

NON-GAAP NET INCOME (LOSS)	$(1,141)	$433	$—	$—	$(708)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Nine Months Ended September 30, 2010
(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$128,592	$—	$—	$128,592
Service fee revenue	48,948	—	—	—	48,948
Service fee revenue — affiliate	4,922	—	—	(4,922)	—
Pass-thru revenue	20,681	—	—	(19)	20,662

Total revenues	74,551	128,592	—	(4,941)	198,202

COSTS OF REVENUES:
Cost of product revenue	—	119,377	—	—	119,377
Cost of service fee revenue	37,216	—	—	(1,794)	35,422
Cost of pass-thru revenue	20,681	—	—	(19)	20,662

Total costs of revenues	57,897	119,377	—	(1,813)	175,461

Gross profit	16,654	9,215	—	(3,128)	22,741
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	22,266	6,453	—	(3,128)	25,591

Income (loss) from operations	(5,612)	2,762	—	—	(2,850)
INTEREST EXPENSE (INCOME), NET	(178)	916	—	—	738

Income (loss) before income taxes	(5,434)	1,846	—	—	(3,588)
INCOME TAX PROVISION (BENEFIT)	(406)	659	—	—	253

INCOME (LOSS) FROM CONTINUING OPERATIONS	(5,028)	1,187	—	—	(3,841)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(783)		(783)

NET INCOME (LOSS)	$(5,028)	$1,187	$(783)	$—	$(4,624)

NON-GAAP NET INCOME (LOSS)	$(3,795)	$1,187	$—	$—	$(2,608)

EBITDA	$(1,041)	$2,784	$—	$—	$1,743

ADJUSTED EBITDA	$192	$2,784	$—	$—	$2,976

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(5,028)	$1,187	$(783)	$—	(4,624)
Loss from discontinued operations, net of tax	—	—	783	—	783
Income tax expense (benefit)	(406)	659	—	—	253
Interest expense (income)	(178)	916	—	—	738
Depreciation and amortization	4,571	22	—	—	4,593

EBITDA	$(1,041)	$2,784	$—	$—	$1,743
Stock-based compensation	583	—	—	—	583
Executive disability benefit	650				650

ADJUSTED EBITDA	$192	$2,784	$—	$—	$2,976

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(5,028)	$1,187	$(783)	$—	$(4,624)
Loss from discontinued operations, net of tax	—	—	783	—	783
Stock-based compensation	583	—	—	—	583
Executive disability benefit	650	—	—	—	650

NON-GAAP NET INCOME (LOSS)	$(3,795)	$1,187	$—	$—	$(2,608)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidating Balance Sheets
as of September 30, 2011
(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$14,508	$5,030	$—	$19,538
Restricted cash	138	330	—	468
Accounts receivable, net	23,545	15,991	(630)	38,906
Inventories, net	—	41,292	—	41,292
Other receivables	—	11,034	—	11,034
Prepaid expenses and other current assets	3,252	1,458	—	4,710

Total current assets	41,443	75,135	(630)	115,948

PROPERTY AND EQUIPMENT, net	12,959	100	—	13,059
RECEIVABLE/INVESTMENT IN AFFILIATES	14,465	—	(14,465)	—
OTHER ASSETS	2,038	162	—	2,200

Total assets	70,905	75,397	(15,095)	131,207

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$8,973	$9,286	$—	$18,259
Trade accounts payable	9,115	46,522	(630)	55,007
Accrued expenses	18,244	6,224	—	24,468

Total current liabilities	36,332	62,032	(630)	97,734

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	1,736	70	—	1,806
PAYABLE TO AFFILIATES	—	22,245	(22,245)	—
OTHER LIABILITIES	4,410	—	—	4,410

Total liabilities	42,478	84,347	(22,875)	103,950

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	13	19	(19)	13
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	104,298	28,059	(28,059)	104,298
Retained earnings (accumulated deficit)	(77,493)	(40,289)	39,124	(78,658)
Accumulated other comprehensive income	1,694	2,261	(2,266)	1,689
Treasury stock	(85)	—	—	(85)

Total shareholders’ equity	28,427	(8,950)	7,780	27,257

Total liabilities and shareholders’ equity	$70,905	$75,397	$(15,095)	$131,207

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidating Balance Sheets
as of December 31, 2010
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$13,471	$3,110	$1,849	$—	$18,430
Restricted cash	777	884	192	—	1,853
Accounts receivable, net	21,234	19,524	987	(307)	41,438
Inventories, net	—	35,161	—	—	35,161
Assets of discontinued operations	—	—	2,776	—	2,776
Other receivables	—	13,822	717	—	14,539
Prepaid expenses and other current assets	2,006	1,469	105	—	3,580

Total current assets	37,488	73,970	6,626	(307)	117,777

PROPERTY AND EQUIPMENT, net	8,861	22	241	—	9,124
RECEIVABLE/INVESTMENT IN AFFILIATES	14,255	—	—	(14,255)	—
ASSETS OF DISCONTINUED OPERATIONS	—	—	1,126	—	1,126
OTHER ASSETS	2,013	—	190	—	2,203

Total assets	62,617	73,992	8,183	(14,562)	130,230

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$8,332	$9,953	$35	$—	$18,320
Trade accounts payable	6,356	44,896	4,747	(307)	55,692
Accrued expenses	12,994	6,260	1,870	—	21,124

Total current liabilities	27,682	61,109	6,652	(307)	95,136

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	2,031	—	105	—	2,136
PAYABLE TO AFFILIATES	—	4,255	18,490	(22,745)	—
OTHER LIABILITIES	3,608	—	—	—	3,608

Total liabilities	33,321	65,364	25,247	(23,052)	100,880

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	12	—	19	(19)	12
Capital contributions	—	1,000	—	(1,000)	—
Additional paid-in capital	101,229	—	28,059	(28,059)	101,229
Retained earnings (accumulated deficit)	(73,387)	5,410	(45,148)	39,793	(73,332)
Accumulated other comprehensive income	1,527	2,218	6	(2,225)	1,526
Treasury stock	(85)	—	—	—	(85)

Total shareholders’ equity	29,296	8,628	(17,064)	8,490	29,350

Total liabilities and shareholders’ equity	$62,617	$73,992	$8,183	$(14,562)	$130,230

# # #